UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 13, 2006

Date of Report (Date of earliest event reported)

AMGEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer of Identification Number)

Amgen Inc. One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of Principal Executive Offices)	(Zip Code)

805-447-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The Company is filing updated risk factors set forth in the private offering memorandum for the notes offering referred to in Item 8.01 below with this Current Report on Form 8-K so that the updated risk factors will be disclosed pursuant to Regulation FD. A copy of the risk factors is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 8.01.	Other Events.

In a press release issued on February 13, 2006, Amgen Inc. (the “Company”), announced that it intends to offer convertible senior notes in a private offering, subject to market conditions and other factors. A copy of the press release is attached hereto as Exhibit 99.2, is incorporated herein by reference, and is hereby filed.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description
99.1	Risk Factors.

99.2	Press release dated February 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: February 13, 2006	By:	/s/ Richard D. Nanula
	Name:	Richard D. Nanula
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Risk Factors.

99.2	Press release dated February 13, 2006.